Housing Loans and Deposits from Customers in the Banking Business (Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year) (Detail) ¥ in Millions	Mar. 31, 2018 JPY (¥)
Interest-bearing Deposit Liabilities [Abstract]
2020	¥ 39,058
2021	19,395
2022	9,120
2023	11,295
2024	9,736
Later fiscal years	19,203
Total	¥ 107,807